SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

GPS FUNDS I
GPS FUNDS II
GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

[GENWORTH LOGO]	[AST LOGO]

Genworth Funds Outbound Call Script

Good (morning, afternoon, evening,) my name is (AGENT’S FULL NAME).
May I please speak with (Mr. /Ms. / Mrs.) (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)

I am calling on behalf of a current investment with the Genworth Funds.
I wanted to confirm that you have received the proxy material for the special meeting of shareholders scheduled for July 10th. Have you received that information?
(Pause for response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone.
Your Board of Trustees is recommending a vote in favor.

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone.
However, the Board of Trustees is recommending a vote in favor.

Would you like to vote along with the Board’s Recommendation?
(Pause for response)

Would you like to vote all of your accounts with the Genworth Funds in the same manner?
(Pause for response)

*Confirmation – I am recording your (in favor/against/abstain) vote.
 For confirmation purposes:

•      Please state your full name. (Pause)
•      According to our records, you reside in (city, state, zip code). (Pause)
•      To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of your voting instructions within 3 to 5 business days.  Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

[AST LOGO]	MUTUAL FUND PROXY FACT SHEET FOR: GENWORTH FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	MAY 1, 2013	PRINCIPAL OFFICES OF EACH TRUST
Mail Date	MAY 17, 2013	2300 CONTRA COSTA BOULEVARD, SUITE 600
Meeting Date	JULY 10, 2013 @ 10:00 AM PDT	PLEASANT HILL, CALIFORNIA 94523
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker Symbol	SEE BELOW	Inbound Line	1-877-478-5041
Cusip Number	SEE BELOW	Website	www.genworthwealth.com

What are shareholders being asked to vote on?

GPS I & GPS II
1.	To elect a Board of Trustees.
BOARD OF TRUSTEES RECOMMENDATION – FOR

GPS I, GPS II & GFAM
2.	To approve a new investment advisory agreement for each Fund with Genworth Financial Wealth Management, Inc.
BOARD OF TRUSTEES RECOMMENDATION – FOR

GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund
3.	To approve a new sub-advisory agreement with Altegris Advisors, LLC.
BOARD OF TRUSTEES RECOMMENDATION – FOR

Genworth Financial Contra Fund
4.	To approve a new sub-advisory agreement with Credit Suisse Asset Management, LLC.
BOARD OF TRUSTEES RECOMMENDATION – FOR

Genworth Financial Contra Fund
5.
To approve the operation of the Contra Fund under a “manager of managers” structure whereby the GFAM Board, together with GFWM, the Contra Fund’s investment advisor, would be able to hire, terminate and replace unaffiliated sub-advisors of the Contra Fund without shareholder approval.

BOARD OF TRUSTEES RECOMMENDATION – FOR

What is happening?
In order for the management and operation of each Fund to continue uninterrupted after the Transaction, the Board of Trustees of each Trust is requesting that shareholders of each Fund approve new agreements. In addition, in order to provide cost and operational efficiencies moving forward, shareholders of GPS Funds I and GPS Funds II are being asked to approve a new slate of Trustees so that the Board of each of GPS Funds I and GPS Funds II will consist of the same individuals. Finally, shareholders of Genworth Financial Asset Management Funds are being asked to approve the operation of the Genworth Financial Contra Fund under a “manager of managers” structure.

For Internal Distribution Only	Page 1

Do you have additional information regarding the transaction?

Genworth Holdings, Inc., the parent company of the investment advisor of each Fund has agreed to enter into a transaction whereby private equity funds managed by Aquiline Capital Partners LLC and Genstar Capital, LLC and certain other investors would acquire Genworth Financial Wealth Management and Altegris. As a result of the Transaction, the Buyer will acquire Genworth Financial Wealth Management, as well as Altegris and other related companies owned by AssetMark.

Do you have additional information about the buyer?

Aquiline is a specialist private equity firm based in New York investing exclusively in the global financial services sector in industries such as property and casualty insurance, banking, securities, asset management, life insurance, and financial technology. Aquiline seeks to add value to its portfolio companies through strategic, operational, and financial guidance. The firm consists of industry veterans with operating experience and a hands-on approach to building value in portfolio companies. Aquiline believes it has the depth of expertise and experience to identify and create opportunities in a variety of market conditions. Through its financial services funds, Aquiline has constructed a portfolio of start-up, growth capital, and buyout investments, all with a middle-market focus.

Genstar Capital is a San Francisco-based private equity firm that invests in leading middle-market companies in the following industries: financial services, life sciences, healthcare services, software and software services and industrial technology. For over 20 years, Genstar Capital has utilized its deep industry knowledge and extensive executive networks to create value at its portfolio companies. Genstar Capital partners with leading industry executives to accelerate growth and profitability at portfolio companies. Through its in-depth partnerships with management, Genstar Capital provides value-added resources to help each portfolio company achieve its strategic goals.

PROPOSAL 1: To elect a Board of Trustees.

Why are shareholders being asked to elect a Board of Trustees?

In order to provide cost and operational efficiencies moving forward, shareholders of GPS Funds I and GPS Funds II are being asked to approve a new slate of Trustees so that the Board of each of GPS Funds I and GPS Funds II will consist of the same individuals.

NAME OF NOMINEE	TRUSTEES SINCE	TRUST SERVED FOR
David M. Dunford	2011	GPS II
Paul S. Feinberg	2011	GPS II
Dennis G. Schmal	2007	GPS I
Gurinder S. Ahluwalia	2005/2011	GFAM/GPS II

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

For Internal Distribution Only	Page 2

PROPOSAL 2: To approve a new investment advisory agreement for each Fund with Genworth Financial Wealth Management, Inc.

Why are shareholders being asked to approve a new investment advisory agreement for each Fund with Genworth Financial Wealth Management, Inc.?

Genworth Holdings, Inc. the parent company of Genworth Financial Wealth Management, Inc., the investment advisor of each Fund has agreed to enter into a transaction whereby private equity funds managed by Aquiline Capital Partners LLC and Genstar Capital, LLC and certain other investors would acquire Genworth Financial Wealth Management. The Transaction will cause the investment advisory agreements for the Funds to automatically terminate as required by law. In order for the management and operation of each Fund to continue uninterrupted after the Transaction, the Board of Trustees of each Trust is requesting that shareholders of each Fund approve new investment advisory agreements to take effect upon the closing of the Transaction.

Will the terms of the new agreement differ from the terms of the current agreement?

The New Advisory Agreement of each Trust will be substantially identical to the Current Advisory Agreement of the Trust.

Will fees increase as a result of the new advisory agreement?

There will be no change in the fee schedule applicable to any Fund under the New Advisory Agreement. The Buyer has no present intention to cause Genworth Financial Wealth Management to alter any fee or expense waivers or reimbursements currently in effect for the Funds.

How long will the new advisory agreement remain in effect if approved?

If approved by shareholders of a Fund, the New Advisory Agreement for each Trust shall continue in effect for an initial period of two years from the date of its effectiveness for that Fund and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board, or (ii) by the vote of a majority of the outstanding voting securities of that Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Will the people who handle the day-to-day management of each fund change?

It is expected that Genworth Financial Wealth Management’s management team as well as Genworth Financial Wealth Management’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Fund will be retained.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 2

For Internal Distribution Only	Page 3

PROPOSAL 3: To approve a new sub-advisory agreement with Altegris Advisors, LLC.

Why are shareholders being asked to approve a new sub-advisory agreement with Altegris Advisors, LLC?

The Transaction will cause the investment sub-advisory agreement for the Fund to automatically terminate as required by law. In order for the management and operation of each Fund to continue uninterrupted after the Transaction, the Board of Trustees of GPS II is requesting that shareholders of each Fund approve new sub-advisory agreements to take effect upon the closing of the Transaction. Due to Altegris’ affiliation with Genworth Financial Wealth Management, the Trust cannot rely on the Manager of Managers Order to approve the New Altegris Agreement without shareholder approval.

Will the terms of the new agreement differ from the terms of the current agreement?

The New Altegris Agreement is substantially identical to the sub-advisory agreement currently in effect for the Altegris Fund.

Will fees increase as a result of the new sub-advisory agreement?

No. The compensation payable to each sub-advisor of a Fund is paid by Genworth Financial Wealth Management. The Funds are not responsible for payment of sub-advisory fees to any sub-advisor.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 3

PROPOSAL 4: To approve a new sub-advisory agreement with Credit Suisse Asset Management, LLC.

Why are shareholders being asked to approve new sub-advisory agreement with Credit Suisse Asset Management, LLC?

Credit Suisse Asset Management currently serves as sub-advisor for the Contra Fund and implements the Contra Fund’s options trading strategy, but, the New Credit Suisse Asset Management Agreement will be required if the Transaction is completed. The Contra Fund does not currently rely on the Manager of Managers Order because the shareholders of the Contra Fund have not previously approved the operation of the Contra Fund under a Manager of Managers structure. The New Credit Suisse Asset Management Agreement would become effective only if approved by the shareholders of the Contra Fund and if the Transaction is completed.

Will the terms of the new agreement differ from the terms of the current agreement?

The New Credit Suisse Asset Management Agreement will be substantially identical to the Current Credit Suisse Management Agreement.

Will fees increase as a result of the new sub-advisory agreement?

No. The compensation payable to each sub-advisor of a Fund is paid by Genworth Financial Wealth Management. The Funds are not responsible for payment of sub-advisory fees to any sub-advisor.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4

For Internal Distribution Only	Page 4

PROPOSAL 5: To approve the operation of the Contra Fund under a “manager of managers” structure whereby the GFAM Board, together with GFWM, the Contra Fund’s investment advisor, would be able to hire, terminate and replace unaffiliated sub-advisors of the Contra Fund without shareholder approval.

Why are shareholders being asked to approve the operation of the Contra Fund under a “manager of managers” structure whereby the GFAM Board, together with GFWM, the Contra Fund’s investment advisor, would be able to hire, terminate and replace unaffiliated sub-advisors of the Contra Fund without shareholder approval?

Genworth Financial Wealth Management has obtained a Manager of Managers Order from the SEC, which allows Genworth Financial Wealth Management to hire, terminate and replace unaffiliated sub-advisors with the approval of a Trust’s Board, without having to obtain shareholder approval. Genworth Financial Asset Management Funds and the Contra Fund currently do not have the ability to rely on the Manager of Managers Order, as shareholders of the Contra Fund have not yet approved the operation of the Fund under a manager of managers structure pursuant to the terms of the Manager of Managers Order.

How will the Manager of Managers Order affect the operations on the Fund?

Reliance on the Manager of Managers Order by the Contra Fund would allow Genworth Financial Wealth Management to employ sub-advisors best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of new sub-advisors or new sub-advisory agreements. Approval of the operation of the Fund under a manager of managers structure and reliance on the Manager of Managers Order would permit Genworth Financial Wealth Management, as the Fund’s investment advisor, together with the Board of Genworth Financial Asset Management Funds, to appoint, terminate and replace unaffiliated sub-advisors, enter into new sub-advisory agreements and amend and terminate sub-advisory agreements on behalf of the Contra Fund without shareholder approval. The sub-advisory fees paid to any sub-advisor hired in connection with the manager of managers structure will be paid by Genworth Financial Wealth Management and not the Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 5

Who will bear the costs associated with this proxy?

Genworth and the Buyer have agreed to bear the expenses of the Funds in connection with each Board’s consideration of the New Advisory Agreement and New Sub-Advisory Agreements and related agreements and the costs of this proxy solicitation.

What was included in the proxy package?

A Notice of Special Meeting of Shareholders, Proxy Statement and a Proxy Ballot

Is there a number to contact the fund regarding non-proxy related questions?

The Fund can be reached at 1-800-664-5345.

For Internal Distribution Only	Page 5

GPS FUNDS I
GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSMWorld ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund

GPS FUNDS II
GuideMarkSM Global Real Return Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
Genworth Financial Contra Fund

VOTING METHODS

Please vote on both proposals by signing and dating both proxy cards and enclosing them in the postage-paid envelope provided or by internet or touch-tone telephone as detailed on the proxy cards.

PHONE:
To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: www.proxyonline.com/docs/genworth2013.pdf
For Internal Distribution Only	Page 6

NAME OF FUND	CUSIP	CLASS
Genworth Financial Contra Fund	15642U303
GuidePathSM Strategic Asset Allocation Fund	36191E102	Service Shares
GuidePathSM Strategic Asset Allocation Fund	36191E201	Institutional Shares
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund	36191E300	Service Shares
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund	36191E409	Institutional Shares
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund	36191E508	Service Shares
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund	36191E607	Institutional Shares
GuidePathSM Absolute Return Asset Allocation Fund	36191E706	Service Shares
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund	36191E789	Institutional Shares
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund	36191E797	Service Shares
GuidePathSM Absolute Return Asset Allocation Fund	36191E805	Institutional Shares
GuidePathSM Fixed Income Allocation Fund	36191E813	Institutional Shares
GuidePathSM Fixed Income Allocation Fund	36191E821	Service Shares
GuidePathSM Multi-Asset Income Asset Allocation Fund	36191E839	Institutional Shares
GuidePathSM Multi-Asset Income Asset Allocation Fund	36191E847	Service Shares
GuideMarkSM Opportunistic Fixed Income Fund	36191E854	Institutional Shares
GuideMarkSM Opportunistic Fixed Income Fund	36191E862	Service Shares
GuideMarkSM Global Real Return Fund	36191E870	Institutional Shares
GuideMarkSM Global Real Return Fund	36191E888	Service Shares
GuideMarkSM Large Cap Growth Fund	36191K108	Service Shares
GuideMarkSM Large Cap Growth Fund	36191K207	Institutional Shares
GuideMarkSM Large Cap Value Fund	36191K306	Service Shares
GuideMarkSM Large Cap Value Fund	36191K405	Institutional Shares
GuideMarkSM Small/Mid Cap Core Fund	36191K504	Service Shares
GuideMarkSM Small/Mid Cap Core Fund	36191K603	Institutional Shares
GuideMarkSM World ex-US Fund	36191K702	Service Shares
GuideMarkSM World ex-US Fund	36191K801	Institutional Shares
GuideMarkSM Tax-Exempt Fixed Income Fund	36191K835	Institutional Shares
GuideMarkSM Tax-Exempt Fixed Income Fund	36191K843	Service Shares
GuideMarkSM Core Fixed Income Fund	36191K850	Institutional Shares
GuideMarkSM Core Fixed Income Fund	36191K868	Service Shares
GuideMarkSM Opportunistic Equity Fund	36191K876	Institutional Shares
GuideMarkSM Opportunistic Equity Fund	36191K884	Service Shares

For Internal Distribution Only	Page 7